Exhibit 10.3
February [                    ], 2007
MBI Financial, Inc.
1845 Woodall Rodgers, No. 1225
Dallas, Texas 75201
The undersigned investor (the “Purchaser”) hereby acknowledges receipt of 350 shares of Series [                    ] Convertible Preferred Stock, $0.10 par value per share, of MBI Financial, Inc., a Nevada corporation (the “Corporation”), and warrants to purchase 525,000 shares of Common Stock, $0.0167 par value per share, of the Corporation from the Corporation (collectively, the “Securities”). In order to induce the Corporation to sell the Securities to the Purchaser, the Purchaser made certain representations and warranties to the Corporation and certain agreements with the Corporation immediately prior to, and again at the time of, the sale of the Securities by the Corporation to the Purchaser, which representations, warranties, and agreements are reduced to writing as follows:
Prior to the sale of the Securities by the Corporation to the Purchaser, the Corporation disclosed to the Purchaser that, because the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or with the blue sky authority of any state, the Purchaser must bear the economic risk of the Securities indefinitely and cannot resell the Securities unless the Securities are registered under the Act and the appropriate state blue sky laws or unless an exemption from such registration is available. Any sale of the Securities or any part thereof made in reliance upon Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”) may be made only in limited amounts in accordance with the terms and conditions of that Rule or, in case that Rule is not applicable, may be made only in compliance with Regulation A or some other exemption. The Corporation is under no obligation to register the Securities or to comply with any such exemption.
The Purchaser is purchasing the Securities for the account of the Purchaser and not for the account of others and for investment and not with a view to dividing the Securities with others or with a view to or in connection with an offering or any distribution. The Purchaser has no present intention of selling or otherwise disposing of the Securities. It is the present intention of the Purchaser to receive and hold the Securities for the private personal investment of the Purchaser for the account of the Purchaser. Any sale or exchange offer of any of the Securities will not be made in any manner that may violate the Act or any applicable blue sky law. The Purchaser has no contract, understanding, agreement, or arrangement with any person to sell or transfer to such person or to any other person(s) or to have such person or any other person(s) sell any Securities and the Purchaser is not engaged, and does not plan to engage, within the foreseeable future, in any discussion with any person(s) relating to the sale or other transfer of the Securities.
As of the time of the sale of the Securities by the Corporation to the Purchaser and as of the date hereof, the Purchaser was/is not aware of any occurrence, event, or circumstance upon the happening of which the Purchaser intended/s to sell or otherwise transfer the Securities, or any part thereof, and the Purchaser did not and does not have any intention to sell or otherwise transfer the Securities, or any part thereof, after the lapse of any particular period of time.
The Corporation furnished to the Purchaser, at a reasonable time prior to the sale of the Securities by the Corporation to the Purchaser, all information material to an understanding of the Corporation, the business of the Corporation, and the Securities and all other information that the Purchaser requested and/or considered necessary or appropriate in connection with the sale of the Securities. Neither the Corporation nor any person acting on behalf of the Corporation offered or sold the Securities to the Purchaser by any form of general solicitation or general advertising.

The Purchaser had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and to obtain any additional information which the Corporation possessed or could acquire without unreasonable effort or expense that was necessary to verify the accuracy of information furnished to the Purchaser.
The Purchaser is able to bear the economic risk of the Securities and has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the permits and risks of the Securities. The Purchaser was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Act) at the time of the sale of the Securities by the Corporation to the Purchaser and is an “accredited investor” as of the date hereof.
In the event the Purchaser should in fact resell the Securities, or any part thereof, within the foreseeable future, the Purchaser may be deemed to be an underwriter, as that term is defined in the Act. The Securities cannot be transferred, sold, offered for sale, pledged, or hypothecated in the absence of a registration statement in effect with respect to the Securities under the Act and in compliance with any applicable state securities law or an opinion of counsel satisfactory to the Corporation that such registration is not required or unless sold pursuant to Rule 144 of the Act. Restrictive legends may be placed on the certificate(s) or other document(s) that represent(s) and/or evidence(s) the Securities, including, without limitation, a legend in substantially the form as follows:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.
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Signature Page(s) to Follow.

     IN WITNESS WHEREOF, the undersigned investor has caused this letter to be executed and effective as of the date first written above.
     If Purchaser is an individual (insert exact legal name of Purchaser):

Name:

     If Purchaser is not an individual (insert exact legal name of Purchaser):

Andre Nolan Dawson Family Trust

By: Name: Title:	/s/ Andre Nolan Dawson Andre Nolan Dawson Trustee